Investor Presentation June 2023

Forward-Looking Statements This presentation contains forward-looking statements (“FLS”) which are protected as FLS under the PSLRA, and which are based on management’s current expectations and beliefs, as well as a number of assumptions concerning future events. The assumptions and estimates underlying FLS are inherently uncertain and are subject to a wide variety of significant business and economic uncertainties and competitive risks that could cause actual results to differ materially from those contained in the prospective information. Accordingly, there can be no assurance CVR Energy, Inc. (together with its subsidiaries, “CVI”, “CVR Energy”, “we”, “us” or the Company”) will achieve the future results we expect or that actual results will not differ materially from expectations. Statements concerning current estimates, expectations and projections about future results, performance, prospects, opportunities, plans, actions and events and other statements, concerns, or matters that are not historical facts are FLS and include, but are not limited to, statements regarding future: continued safe and reliable operations; financial performance; profitable growth; compliance with regulations; ability to minimize environmental impacts; increasing focus on renewable production, energy transition and lower carbon emissions; percentage ownership of CVR Partners common units and its general partner; crude oil capacities; strategic value of our locations; access to crude oil and condensate fields and price-advantaged sources; liquid volume yields; fertilizer segment feedstock diversity, costs, and utilization rates; strategic priorities including our ability to operate safely, improve EH&S performance, preserve cash, maintain our balance sheet and liquidity, take advantage of market conditions and potential near term opportunities, deliver high value neat crude oils to our refineries, increase crude oil gathering rates, reduce purchases of Cushing WTI, realize transportation and product yield advantages, grow our renewable biofuels businesses, participate in the energy transition, reduce our carbon footprint, minimize our RIN exposure through production of renewable biofuels, achieve RDU production volumes, construct pre-treatment units, pursue and secure 45Q tax credits, minimize lost profit opportunities, and maximize shareholder return; market conditions; timing and cost of our turnarounds; ability to create long term value, optimize assets, invest in high return projects, improve feedstock supply and product placement, provide above average cash returns, reduce cost of capital, optimize capital structure, maximize asset utilization and reduce downtime exposure, diversify market driver exposure and core assets, offer synergies, maintain an attractive investment profile, repurchase shares/common units/debt, divest non-core or non-revenue generating assets, maintain debt levels and capital structure profile in line with peers, and manage overhead and SG&A costs; sustaining and regulatory capex levels; availability of merger and acquisition opportunities; timing and amount of our dividends/distributions, if any; completion of construction of a renewable feedstock pretreater; conversion of hydrotreater at our Coffeyville facility to renewable service; manufacture of “blue” hydrogen and ammonia; carbon footprint reductions; crude oil capacity and throughput; access to production; space on and direction of pipelines we utilize; levels of organic growth and renewable- focused investments, including the multiple achievements associated therewith; complexity and quality of our facilities; optionality of our crude oil sourcing and/or marketing network; ability to maximize refined product netbacks; participation in renewable fuel blending economics; crude oil, shale oil and condensate production, quality and pricing (including price advantages) and our access thereto (including cost of such access) via our logistics assets, truck fleet, pipelines or otherwise; sales of blended products and RIN generation and capture; storage capacity; product mix; liquid volume, gasoline and distillate yields; refining margin and cost of operations as compared to peers or otherwise; economics of crude oil sales at Cushing, OK; operating costs; the macro environment; mid-continent supply and demand; product inventories; crack spreads, crude oil differentials (including our exposure thereto); renewable volume obligations; our renewable biofuels projects including the cost, timing, benefits, capacities, phases, board of director and regulatory approvals, completion, production, processing, capital investment recovery, feedstocks, margins, credit capture and RIN impact thereof; further carbon reduction expansion opportunities; renewable feedstock supply and integration up the supply chain; the benefits of our business transformation segregating our renewables business and operations; reduction of carbon emissions; exploration of renewable power generation and carbon capture opportunities; the renewable diesel margin environment; the ability to return converted unit to hydrocarbon processing or install additional reactor following renewable conversion; cash flows from our renewable diesel projects; RIN and low carbon fuel standard credit pricing; availability of the blenders tax credit; capital and turnaround expenses and project timing, including for our renewables initiatives; global and domestic nitrogen supply, demand and consumption; demand for ammonia applications; domestic nitrogen fertilizer supply; U.S. exports of nitrogen fertilizer; nitrogen fertilizer demand and pricing; corn demand, stocks, uses, pricing, consumption, production, planting and yield; carryout inventories of corn and soybeans; impact of corn stocks and pricing on nitrogen fertilizer demand and pricing; corn consumption; corn exports and production drivers; European nitrogen fertilizer production, including curtailments thereof; U.S. imports of nitrogen fertilizer; cost advantage of U.S. producers; nitrogen fertilizer application rates; grain, corn and natural gas pricing, including the impact of the Russia/Ukraine conflict thereon; export restrictions; gasoline and ethanol demand destruction resulting from COVID-19, including impact on corn demand and fertilizer consumption; domestic nitrogen fertilizer market conditions, including impacts of inventories, turnarounds, weather events, and corn and wheat pricing; urea and UAN pricing; ability to minimize distribution costs and maximize net back pricing; planted acre levels; logistics optionality; sustainability of production; access to transportation for our products, including via rail; impact of the Russia/Ukraine conflict on our business, including nitrogen fertilizer pricing; production and utilization rates; feedstock cost; environmental and maintenance spending; growth capex projects and budget; weather; biofuel consumption; product pricing and capacities; impact of our decision not to pursue a spin-off of our nitrogen fertilizer business at this time and the reasons therefor; and other matters. You are cautioned not to put undue reliance on FLS (including forecasts and projections regarding our future performance) because actual results may vary materially from those expressed or implied as a result of various factors, including, but not limited to those set forth under “Risk Factors” in the Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and any other filings with the Securities and Exchange Commission by CVR Energy, Inc. (“CVI”) or CVR Partners, LP (“UAN”). These FLS are made only as of the date hereof. Neither CVI nor UAN assume any obligation to, and they expressly disclaim any obligation to, update or revise any FLS, whether as a result of new information, future events or otherwise, except as required by law. Non-GAAP Financial Measures Certain financial information in this presentation (including EBITDA, Adjusted EBITDA) are not presentations made in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”) and use of such terms varies from others in the same industry. Non-GAAP financial measures should not be considered as alternatives to income from continuing operations, income from operations or any other performance measures derived in accordance with GAAP. Non-GAAP financial measures have important limitations as analytical tools, and you should not consider them in isolation or as substitutes for results as reported under GAAP. This presentation includes a reconciliation of certain non-GAAP financial measures to the most directly comparable financial measures calculated in accordance with GAAP.

Mission and Values Safety - We always put safety first. The protection of our employees, contractors and communities is paramount. We have an unwavering commitment to safety above all else. If it’s not safe, then we don’t do it. Environment - We care for our environment. Complying with all regulations and minimizing any environmental impact from our operations is essential. We understand our obligation to the environment and that it’s our duty to protect it. Integrity - We require high business ethics. We comply with the law and practice sound corporate governance. We only conduct business one way – the right way with integrity. Corporate Citizenship - We are proud members of the communities where we operate. We are good neighbors and know that it’s a privilege we can’t take for granted. We seek to make a positive economic and social impact through our financial donations and contributions of time, knowledge and talent of our employees to the places where we live and work. Continuous Improvement - We foster accountability under a performance-driven culture. We believe in both individual and team a success. We foster accountability under a performance-driven culture that supports creative thinking, teamwork, diversity and personal development so that employees can realize their maximum potential. We use defined work practices for consistency, efficiency and to create value across the organization. Our core values define the way we do business every day to accomplish our mission. The foundation of our company is built on these core values. We are responsible to apply our core values in all the decisions we make and actions we take. Our mission is to be a top tier North American renewable fuels, petroleum refining, and nitrogen-based fertilizer company as measured by safe and reliable operations, superior financial performance and profitable growth. 2

Petroleum Segment Fertilizer Segment Company Overview CVR Energy is a diversified holding company primarily engaged in the petroleum refining and nitrogen fertilizer manufacturing industries, with an increasing focus on the production of renewable biofuels, the energy transition, and lower carbon emissions. CVR Energy’s Petroleum segment is comprised of two Mid-Continent complex refineries and associated logistics assets, including a significant crude oil gathering business. Our Nitrogen Fertilizer segment is comprised of our ownership of the general partner and approximately 37 percent of the common units of CVR Partners, LP. Our renewables business is comprised of our Renewable Diesel Unit at Wynnewood, the results of which are not currently reflected in our reportable segments.1 ➢ CVI owns the general partner and 37% of the common units of CVR Partners, LP (NYSE: UAN). ➢ 2 strategically located facilities serving the Southern Plains and Corn Belt. ➢ Diverse feedstock exposure through petroleum coke and natural gas. ➢ Consistently maintain high utilization rates at production facilities. ➢ 206,500 bpd of nameplate crude oil capacity across 2 strategically located Mid-Continent refineries close to Cushing, Oklahoma. ➢ Direct access to crude oil and condensate fields in the Anadarko and Arkoma Basins. ➢ Complimentary logistics assets and access to multiple key pipelines provide a variety of price advantaged crude oil supply options – 100% exposure to WTI- Brent differential. ➢ 97% liquid volume yield & 92% yield of gasoline and distillate.2 ➢ Renewable Diesel Unit at Wynnewood with production capacity of 100 mm gal. per year. Pre-treatment unit under construction and 65% complete. (1) Our renewables business does not meet the definition of a reportable segment as defined under Accounting Standards Codification Topic 280. (2) Based on total throughputs; for the twelve months ended March 31, 2023. 3

Leveraging our strategic location and proprietary gathering system to deliver high value neat crude oils to our refineries Gathering volumes in 1Q 2023 averaged approx. 139,000 bpd, which is an increase of 12,000 bpd from 1Q 2022. Working to further increase volumes and reduce purchases of Cushing WTI. Transportation and product yield advantages from gathered crude oils typically $0.50 - $1.00 per bbl relative to Cushing WTI. Focusing on improvements in Environmental, Health and Safety matters – Safety is Job #1 Recorded no process safety incidents for Petroleum and Fertilizer segments in 1Q2023. Focus on EH&S Performance Concentrating capital spending on projects that are critical to safe, reliable operations Reduced our capital spending on growth projects, with the exception of renewables projects. Completed Coffeyville Refinery turnaround in early April 2023 and our next turnaround is planned for Wynnewood in 2024. No turnarounds planned at fertilizer facilities until 2025. Preserve Cash Flow Positioned to take advantage of strong market conditions and potential near-term opportunities Preserving our strong balance sheet with total liquidity position of $734 million(1) excluding CVR Partners at the end of 1Q 2023. Increased liquidity position by approximately 8% from year end 2022. Maintain Balance Sheet and Liquidity Focus on Crude Oil Quality and Differentials Participating in the energy transition through the production of renewables and reducing the carbon footprint of our operations while minimizing our exposure to Renewable Identification Numbers (RINs) Wynnewood renewable diesel unit (RDU) completed in April 2022. Wynnewood pretreatment unit (PTU) under construction and expected to be completed in 3Q 2023. Continued carbon capture and sequestration activities at our Coffeyville Fertilizer Facility, and recently entered into a JV to claim Section 45Q tax credits, with an initial upfront payment of $18MM received in 1Q 2023. Grow our Renewables Businesses Minimizing lost profit opportunities and improving capture rates Total 1Q 2023 lost profit opportunities (LPO) of $7MM down from $29MM in 1Q 2022, with the Fertilizer segment only contributing $0.1MM. $9MM of the 1Q22 LPO was due to external causes, primarily as a result of a third-party outage at Coffeyville fertilizer facility. Minimize Lost Opportunities Strategic Priorities (1) Total liquidity as of March 31, 2023 comprised of $480 million of cash and availability under the CVR Refining ABL of $254 million. 4

Capital Allocation Strategy Non-Discretionary Asset Continuity Safety, reliability and environmental compliance are core to CVR’s management philosophy • Approximately $100MM in annual sustaining and regulatory capex, allocated to assets through a continuous assessment process. • Run-rate annual refining turnaround investment of $75MM over a five-year cycle to maximize asset utilization and reduce downtime exposure. Strategically invest in asset development and businesses that diversify and enhance core assets • 30% target IRR for traditional refining organic projects. • 20% target IRR for renewables-focused investments as these assets typically garner higher multiples. • Evaluate merger and acquisition activity as opportunities arise that diversify market exposure or offer significant synergy. Discretionary Investment Financial Discipline & Investor Returns Maintain an attractive investment profile by focusing on free cash flow generation for cash returns to stockholders • Target an above average cash return yield for stockholders and unitholders. • Repurchase stock/units/debt only when value added. • Divest non-core or non-revenue generating assets. • Ensure adequate liquidity to operate the business while returning or investing excess cash. • Maintain debt levels and capital structure profile in line with or exceeding peer group. • Disciplined approach to managing corporate overhead and SG&A costs. ❖ CVR Energy declared a 1Q 2023 dividend of $0.50 per share. Key Priorities • Create long-term value through safe, reliable operations and continuously optimizing core refining, renewables, fertilizer and associated logistics assets; • Invest in high return projects that are complimentary to existing assets and improve feedstock supply and product placement; • Provide above average cash returns to investors through dividends/distributions and buybacks when value added; and • Protect the balance sheet by maintaining appropriate liquidity, reducing cost of capital and optimizing capital structure. 5

GovernanceSocial Environmental ESG Highlights o Renewable diesel unit start-up at the Wynnewood Refinery in April 2022. o Wynnewood Refinery feedstock pre-treatment unit (“PTU”) construction & installation expected to be complete in late third quarter of 2023. o Average reduction of 1 million metric tons per year of carbon dioxide equivalent emissions since 2020 in the Fertilizer Segment. o Manufactured hydrogen and ammonia that qualifies as “blue” with carbon capture and sequestration through enhanced oil recovery. o Reduced total recordable injury rate in the Petroleum Segment by 20% in 2022 compared to 2021. o Reduced total recordable injury rate in the Fertilizer Segment by 86% in 2022 compared to 2021. o Diversity is a key component of our Mission & Values. o Site-Level Community Impact Committees steer local contributions, sponsorships and volunteer activities. o Volunteerism Policy providing employees paid time off to volunteer. o Company-wide Diversity & Inclusion training. o Implemented Remote Work Policy supporting employee engagement and retention. o Board-level ESG oversight. o Annual Code of Ethics & Business Conduct Acknowledgement for all employees and directors. o Average tenure of CVR Energy and CVR Partners Directors is less than 9 years. o Standing EH&S Committee chaired by independent Director and former Assistant Administrator for Enforcement of the EPA. o More than 75% of Executive Compensation is variable and tied to Company performance. We make modern life possible through the products we manufacture while contributing to the economic well-being of our employees and the communities where we operate. 6

PETROLEUM SEGMENT

Asset Footprint 8 Mid-Continent Refineries Nameplate crude oil capacity of 206,500 bpd across two refineries • 1Q 2023 total throughput of 196,494 bpd, impacted by the planned turnaround at Coffeyville • FY 2022 total throughput of 205,288 bpd; Crude oil capacity utilization of approximately 92% Average complexity of 10.8 Located in Group 3 of PADD II Crude Oil Sourcing Optionality ➢ Refineries are strategically located ~ 100 to 130 miles from Cushing, OK with access to domestic conventional and Canadian crude oils. ➢ Crude oil pipeline and truck gathering systems with access to production at the wellhead across Kansas, Nebraska, Oklahoma and Missouri. ➢ Historical space on key pipelines provide a variety of crude oil supply options; Reversed Red River pipeline connecting Wynnewood to Cushing. ➢ Contracted space on Keystone and Spearhead pipelines for up to 35,000 bpd of Canadian crude oil deliveries. ➢ Current logistics asset portfolio includes over 950 miles of owned or JV pipelines, over 7 million barrels of total crude oil and product storage capacity, 39 LACT units and 112 crude oil and LPG tractor-trailers.

Strategically Located Mid-Con Refineries 9 Multiple Product Sales Outlets: ➢ Focused on maximizing refined product netbacks and participating in renewable fuel blending economics and internal generation of RINs whenever possible. For YTD 2023 through May: ➢ Approximately 20% of refined product sales were across CVR’s refinery racks where we capture 100% of the RIN value. ➢ Approximately 34% of product sales were across Magellan and NuStar racks where we have opportunities to participate in renewable blending economics and capture of RINs at certain locations. ➢ Approximately 45% of product sales were to the bulk market where we retain 15% of the value of RINs.

Gasoline 53% Distillate 40% Other (5) 7% Regional Crude 50% Cushing WTI 17% Condensate 13% Midland WTI, WTL & WTS 2% Heavy Canadian (3) 3% Other (4) 15% High-Quality Refining Assets Consolidated High Utilization Rates Total Throughput and Production Mix(1) Consolidated Top Tier Refining Margin(1) Consolidated Low-Cost Operator(2) (1) Based on total throughputs and production for the twelve months ended March 31, 2023. Excludes publicly disclosed mark to market impacts on RIN obligations. (2) Operating expenses based on per barrel of total throughput for the twelve months ended March 31, 2023. (3) CVR Energy has contracted pipeline space up to 35,000 bpd but it has historically been more economic to sell heavy crude oils in Cushing, Oklahoma. (4) Other includes light crude oils from the Rockies, natural gasoline, isobutane, normal butane and gas oil. (5) Other includes pet coke, NGLs, slurry, sulfur and gas oil, and specialty products such as propylene and solvents; excludes internally produced fuels.. 205,079 bpd 204,150 bpd 10 Peer group includes: Delek US Holdings, HF Sinclair, Marathon Petroleum, Par Pacific , PBF Energy, Phillips 66 and Valero.

Constructive Macro Environment 11Source: EIA US Gasoline Demand PADD II Gasoline Demand US Diesel Demand PADD II Diesel Demand

Constructive Macro Environment 12Source: EIA US Gasoline Inventories PADD II Gasoline Inventories US Diesel Inventories PADD II Diesel Inventories

Constructive Macro Environment 13Source: MarketView as of June 15, 2023 2-1-1 Crack Spreads & Brent-WTI Differentials ($/bbl) WCS – WTI Differential ($/bbl)RVO-Weighted RINs ($/bbl) Group 3 Crack Spreads ($/bbl)

• Construction is underway on a feed pretreater at Wynnewood that would enable processing of inedible corn oil, animal fats and used cooking oils that generate additional LCFS credits. • Capitalizes on Wynnewood’s strategic location in the farm belt with access to a wide variety of feedstock supply. • Currently plan to be mechanically complete in late 3Q 2023. • Completed the process design for the conversion of an existing hydrotreater at the Coffeyville Refinery to renewable diesel service. • If constructed, capacity could be up to 150 million gallons per year, of which up to 25 million gallons could be sustainable aviation fuel. • Evaluating opportunities to integrate up the supply chain to further secure feedstock supply. • Also exploring potential investments that could further reduce carbon emissions from the facilities through renewable power generation and carbon capture opportunities. • Conversion of the existing hydrocracker at the Wynnewood Refinery to renewable diesel service and retooling the refinery for maximum condensate processing. • Capacity of 100 million gallons per year of washed and refined soybean oil or pretreated corn oil to produce renewable diesel and naphtha. • Conversion was completed April of 2022. Renewable Diesel Phase 1: Wynnewood Renewable Diesel Phase 2: Pre-Treater Renewable Diesel Phase 3: Coffeyville Future Expansion Opportunities Growing Focus on Renewable Biofuels(1) (1) Projects and phases under consideration and subject to final Board approval, margin environment and other applicable requirements. 14 On February 1, 2023, we completed the transformation and restructuring of our business to segregate our renewable operations.

Renewable Diesel Initiatives 15 KSAAT Project at Wynnewood • Renewable diesel margins impacted by several factors: • Crude oil price and spread between ULSD and Soybean oil (HOBO spread) • Feedstock basis (transportation cost + premium for pretreated material) • RINs prices (1.7 D4 Biodiesel RINs generated per gallon of renewable diesel produced) • BTC ($1/gal credit authorized through 2024) • LCFS credit prices • Carbon Intensity (CI) of feedstock utilized impacts value of LCFS credits Key Differentiator vs Other Projects: CVR Energy plans to retain the flexibility to return the unit to hydrocarbon processing and/or install another reactor on the diesel hydrotreater to regain lost hydrocarbon processing capacity if dictated by the margin environment and otherwise approved. Sensitivities (Annual Cash Flows)(1): (1) Based on approximately 100 million gallons per year. HOBO Spread $0.10 per gal $10M Federal Blenders Credit $1.00 per gal $98M RIN Price $0.10 per gal $17M Pretreatment $0.04 per pound $32M Wynnewood Phase 1&2 Project Economics

$0 $50 $100 $150 $200 $250 2018 2019 2020 2021 2022 2023e $ M Environmental & Maintenance Growth Capital Expenditures and Turnarounds 16Note: As of March 31, 2023. Shaded areas indicate the top end of capital expenditure estimates. 2023 Petroleum Segment and RDU Capex of $161M - $182M Environmental and Maintenance spending estimated at $96M to $106M. Growth capex estimated at $65M to $76M. ➢ Substantially all budgeted growth capital spending for 2023 is related to the PTU project at the Wynnewood Refinery. 2023 Turnaround spending of $60M - $65M Coffeyville’s turnaround was completed mid-April 2023 with $40mm of spend in 1Q 2023. Wynnewood’s next turnaround is scheduled for the spring of 2024 with an estimated cost of $34mm. $0 $50 $100 $150 $200 $250 2018 2019 2020 2021 2022 2023e $ M Turnaround spending

FERTILIZER SEGMENT

18 Stable Trends in Fertilizer Supply & Demand Source: USDA, Fertecon US Nitrogen SupplyCorn Stocks to Use ➢ Fertilizers typically represent approximately 15% of farmers’ cost structure and significantly improve yields. ➢ USDA projecting stocks to use ratio for 2022/2023 at approximately 10%, one of the lowest levels since 2014. Nitrogen fertilizer pricing has declined recently as a result of lower natural gas prices in the U.S. and Europe and continued imports into the U.S., however supply and demand fundamentals remain favorable. ➢ Major global nitrogen capacity build cycle largely complete in 2017/2018, and additional tons have been absorbed by the market. ➢ Reduced global supply of nitrogen fertilizers due to production curtailments in Europe and restrictions on exports from China. ➢ U.S. has become an exporter of nitrogen fertilizer to Europe.

Strong Demand for Corn in the U.S. Source: USDA Economic Research Service and USDA WASDE. (1) Based on 2018 – 2022 average. 19 ➢ Corn has a variety of uses and applications, including feed grains, ethanol for fuel, and food, seed and industrial (FSI) ➢ Feed grains ▪ ~96% of domestic feed grains are supplied by corn ▪ Consumes ~39% of annual corn crop(1) ➢ Ethanol ▪ Consumes ~36% of annual corn crop(1) ▪ Corn demand for 2021 was impacted by the loss of gasoline and ethanol demand as a result of COVID-19 ▪ Increased export volumes more than offset temporary demand loss from ethanol ➢ Corn production typically driven more by yield than acres planted ➢ Nitrogen fertilizer is generally low on the cost curve for farmers U.S. Domestic Corn Use Domestic Corn Planted Acres and Yield per Acre Historical Corn Pricing $6.08

2 0 2 2 Summer 20 ➢ NOLA UAN fill price $400 - $420/ton for Q3 shipment. Ammonia fill price $900 - $950/ton for Q3 shipment. Anticipating strong Fall application of ammonia as growers evaluate input costs for 2023. ➢ Skyrocketing natural gas prices in Europe caused a significant amount of European fertilizer production facilities to curtail production or shut-in entirely, driving European imports of nitrogen fertilizers from the U.S. and Trinidad. ➢ Drought and heat conditions globally potentially led to lower-than-expected harvest yields and lower carryout inventories. Recent Domestic Nitrogen Fertilizer Market Conditions Fall ➢ UAN and Ammonia prices approximately $500/ton and $1,100/ton, respectively for 4Q 2022 shipment. Fall Ammonia application was strong and anticipating planted acres likely to increase in 2023. ➢ Carryout inventories for corn and soybeans expected to be at 10-year lows due to unfavorable weather conditions in the Spring and Summer. ➢ European fertilizer production remained curtailed due to high natural gas price environment, prompting increased exports of fertilizers from the U.S. and Trinidad to Europe. 2 0 2 3 Winter ➢ UAN and Ammonia prices approximately $400/ton and $800/ton, respectively for 1Q 2023 shipment. ➢ Natural gas prices in the U.S. and Europe declined dramatically, sparking speculation in the market around curtailed European production restarting. Despite the decline in European natural gas prices, U.S. fertilizer producers maintain a significant cost advantage vs. European producers. ➢ Planted corn expected to be 91 – 93 million in 2023. ➢ Nitrogen values supportive of higher application rates per acre than they were in 2022. Spring ➢ UAN and Ammonia prices approximately $300/ton and $500/ton, respectively for 2Q 2023 shipment. ➢ Some of the curtailed European nitrogen fertilizer production capacity returned amid lower natural gas price environment and imports of fertilizers into the U.S. continued, which reduced concerns around supply availability. ➢ Planted corn acres estimated at 90.5 to 91.5 million in 2023 compared to 88.6 million in 2022. ➢ Grain prices remain strong, with December 2023 corn futures prices over $5.40/bu and wheat over $7.25/bu.

➢ Large geographic footprint serving the Southern Plains and Corn Belt regions ➢ Well positioned to minimize distribution costs and maximize net back pricing ➢ Rail loading rack at the Coffeyville facility provides significant logistics optionality west of the Mississippi River due to access to both UP and BNSF delivery points ➢ Production sustainability due to storage capabilities at the plants and offsite locations (1) Coffeyville Facility carries out railcar distribution via the Union Pacific (“UP”) or Burlington Northern Santa Fe (“BNSF”) railroad lines. (2) East Dubuque Facility carries out railcar distribution via the Canadian National Railway Company. Union Pacific, BNSF and shared lines Company-Owned Nitrogen Fertilizer Facilities East Dubuque Facility Marketing Area Metric Coffeyville Facility East Dubuque Facility Current Ammonia / UAN Capacity 1,300 / 3,100 TPD 1,075 / 950 TPD LTM 1Q 2023 Ammonia / UAN Production Volumes 2,030 / 3,258 TPD (Consolidated) Feedstock Pet Coke Natural Gas Distribution Methods Rail(1) & Truck Rail(2), Truck & Barge 21 Strategically Located Assets

Key Operating Statistics Consolidated Production Volumes(1) Consolidated Ammonia Utilization(2) Consolidated Feedstock Costs(1) Consolidated Sales Revenue(1)(3) (1) For the twelve months ended March 31, 2023. (2) Twelve months ended March 31, 2023 utilization impacted by planned turnarounds at both facilities. (3) Excludes freight and other. 22 0 200 400 600 800 1,000 1,200 1,400 2019 2020 2021 2022 TTM 2023 Th o u sa n d t o n s Ammonia (gross produced) Ammonia (net avail. for sale) UAN 88% 105% 50% 60% 70% 80% 90% 100% 110% Three Months Ended March 31, 2022 2023 UAN 71% Ammonia 25% Urea Products 4%

Capital Expenditures and Turnaround Expenses 23 2023 Total Capex budget of $32M - $35M Environmental and Maintenance spending estimated at $29M - $31M. Growth capex estimated at $3M - $4M. 2023 No Turnaround spending planned ➢ Coffeyville and East Dubuque planned turnarounds were completed on schedule and on budget in 3Q 2022 with $12mm and $22mm of expenditures, respectively. ➢ No planned turnarounds scheduled in 2023 or 2024. Note: As of March 31, 2023. Shaded areas indicate the top end of capital expenditure estimates. $0 $5 $10 $15 $20 $25 $30 2018 2019 2020 2021 2022 2023 $ M Turnaround spending $0 $5 $10 $15 $20 $25 $30 $35 $40 $45 2018 2019 2020 2021 2022 2023 $ M Maintenance Growth

APPENDIX

Non-GAAP Financial Measures 25 Adjusted EBITDA – EBITDA adjusted for certain significant non-cash items and items that management believes are not attributable to or indicative of our on-going operations or that may obscure our underlying results and trends. Direct Operating Expenses per Throughput Barrel represents direct operating expenses for the Company’s Petroleum segment divided by total throughput barrels during the period, which is calculated as total throughput barrels per day times the number of days in the period. EBITDA represents net income (loss) before (i) interest expense, net, (ii) income tax expense (benefit) and (iii) depreciation and amortization expense. Refining Margin represents the difference between the Company’s Petroleum segment net sales and cost of materials and other. Refining Margin adjusted for Inventory Valuation Impact represents Refining Margin adjusted to exclude the impact of current period market price and volume fluctuations on crude oil and refined product inventories purchased in prior periods and lower of cost or net realizable value adjustments, if necessary. The Company records its commodity inventories on the first-in-first-out basis. As a result, significant current period fluctuations in market prices and the volumes it holds in inventory can have favorable or unfavorable impacts on its refining margins as compared to similar metrics used by other publicly-traded companies in the refining industry. Refining Margin and Refining Margin adjusted for Inventory Valuation Impact, per Throughput Barrel represents Refining Margin and Refining Margin adjusted for Inventory Valuation Impacts divided by the total throughput barrels during the period, which is calculated as total throughput barrels per day times the number of days in the period. Note: Due to rounding, numbers presented within this section may not add or equal to numbers or totals presented elsewhere within this document.

Non-GAAP Financial Measures 26Note: All amounts on this slide are adjusted for the turnaround accounting change effective in 1Q 2019. These amounts are unaudited. Petroleum Segment (In USD Millions) CVR Energy, Inc. 2019 2020 2021 2022 2Q 2022 3Q 2022 4Q 2022 1Q 2023 TTM Net Income 362$ (320)$ 74$ 644$ 239$ 80$ 172$ 259$ 750$ Add: Interest expense and other financing costs, net of interest income 102 130 117 85 23 19 18 18 78 Add: Income tax expense (benefit) 129 (95) (8) 157 66 7 50 56 179 Add: Depreciation and amortization 297 278 279 288 73 75 73 68 289 EBITDA 880$ (7)$ 462$ 1,174$ 401$ 181$ 313$ 401$ 1,296$ Revaluation of RFS liability 16 59 63 135 51 38 26 (56) 59 Gain on marketable securities - (34) (81) - - - - - - Unrealized (gain) loss on derivatives (14) 9 (16) 5 21 (20) 10 (31) (20) Inventory valuation impacts, (favorable) unfavorable (43) 58 (127) (24) (41) 114 39 20 132 Goodwill impairment - 41 - - - - - - - Call Option Lawsuits settlement - - - 79 79 - - - 79 Adjusted EBITDA 839$ 126$ 301$ 1,369$ 511$ 313$ 388$ 334$ 1,546$ Direct operating expenses (In USD Millions, except per bbl data) Refining Margin per throughput barrel 2Q 2022 3Q 2022 4Q 2022 1Q 2023 TTM Throughput (bpd) 201,246 201,657 220,689 196,494 204,247 Refining margin 478$ 307$ 348$ 411$ 1,544$ Divided by: total throughput (mm bbls) 18 19 20 18 75 Refining margin per throughput barrel 26.10$ 16.56$ 17.14$ 23.24$ 20.63$ Inventory valuation impacts (37)$ 107$ 41$ 12$ 123$ Refining margin, excluding inventory valuation impacts 441 414 389 423 1,667 Divided by: total throughput (mm bbls) 18 19 20 18 75 24.08$ 22.34$ 19.17$ 23.91$ 22.27$ Direct Operating Expense per throughput barrel 2Q 2022 3Q 2022 4Q 2022 1Q 2023 TTM Direct operating expenses 112$ 103$ 112$ 104$ 431$ Divided by: total throughput (mm bbls) 18 19 20 18 75 Direct operating expenses per total throughput barrel 6.12$ 5.53$ 5.52$ 5.90$ 5.78$ Refining margin, excluding inventory valuations impacts, per throughput barrel

Non-GAAP Financial Measures 27 (In USD Millions) CVR Partners, LP 2019 2020 2021 2022 2Q 2022 3Q 2022 4Q 2022 1Q 2023 TTM Net Income (loss) (35)$ (98)$ 78$ 287$ 118$ (20)$ 95$ 102$ 295$ Add: Interest expense and other financing costs, net of interest income 62 63 61 34$ 8 8 8 7 31 Add: Depreciation and amortization 80 76 74 82 21 22 19 15 77 EBITDA 107$ 41$ 213$ 403$ 147$ 10$ 122$ 124$ 403$ Goodwill impairment - 41 - - - - - - - Adjusted EBITDA 107$ 82$ 213$ 403$ 147$ 10$ 122$ 124$ 403$

2023 Estimated Capital Expenditures 28 (1) Renewables reflects spending on the Wynnewood Refinery’s renewable feedstock pretreater project. As of March 31, 2023, Renewables does not meet the definition of a reportable segment as defined under Accounting Standards Codification Topic 280. Maintenance Growth Total Low High Low High Low High Petroleum 84$ 2$ 86$ 94$ 103$ 18$ 21$ 112$ 124$ Renewables (1) 2 67 69 2 3 47 55 49 58 Nitrogen Fertilizer 40 1 41 29 31 3 4 32 35 Other 7 - 7 7 9 - - 7 9 Total 133$ 70$ 203$ 132$ 146$ 68$ 80$ 200$ 226$ 2022 Actual 2023 Estimate Maintenance Growth Total

50% CVR Energy, Inc. NYSE: CVI Icahn Enterprises L.P & Affiliates Public CVR GP, LLC CVR Partners, LP NYSE: UAN Nitrogen Fertilizer Segment Subsidiaries Public 63.2 % N-E GP Interest(2) (1) Ownership is 100% unless otherwise noted (2) Non-Economic General Partner Interest (“N-E GP Interest”) 29.2% 70.8% 36.8% 45Q JV Entities Other Subsidiaries (including Renewables) 40% 50% Petroleum Segment Subsidiaries Enable South Central Pipeline, LLC Midway Pipeline, LLC Simplified Organizational Structure(1) 29